AS FILED WITH THE UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

ON

December 21, 2007

FILE NOS: 811-9523

333-84665

SECURITIES AND EXCHANGE COMMISSION

----------------------------------

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]

Pre-Effective Amendment No. [   ]

Post-Effective Amendment No. [10]

and /or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]

Amendment No. [12]

(Check appropriate box or boxes.)

ELECTRIC CITY FUNDS, INC.

 (Exact name of Registrant as Specified in Charter)

1292 GOWER ROAD

SCOTIA, NY  12302

 (Address of Principal Executive Office)

518-370-0289

Registrant's Telephone Number, including Area Code:

JAMES W. DENNEY

1292 GOWER ROAD

SCOTIA, NY  12302

(Name and Address of Agent for Service)

Copies To:

Patricia C. Foster, Esq.

Patricia C. Foster, Esq. PLLC

190 Office Park Way

Pittsford, NY 14534

Greg Getts

Mutual Shareholder Services

800 Town Centre Drive

Suite 400

Broadview Heights, OH 44147

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ X ]     immediately upon filing pursuant to paragraph (b)

[   ]       on (date) pursuant to paragraph (b)

[   ]     60 days after filing pursuant to paragraph (a)(1)

[   ]       on (date) pursuant to paragraph (a)(3)

[   ]       75 days after filing pursuant to paragraph (a)(2)

[   ]       on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[   ]        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares that an indefinite number or amount of its securities is being registered by this Registration Statement.   Registrant filed a Rule 24f-2 Notice for its fiscal year ended August 31, 200 7 on October 30, 2007 ..

PROSPECTUS

Electric City Value Fund

A Series of Electric City Funds, Inc.

No Load Shares

December 21 , 2007

Investment Adviser (the “Adviser”):

Mohawk Asset Management, Inc.

Scotia, New York

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate.  Any representation to the contrary is a crime.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

PERFORMANCE, FEE AND EXPENSE INFORMATION

MANAGEMENT

HOW TO BUY AND SELL SHARES

DIVIDENDS AND DISTRIBUTIONS

TAX CONSIDERATIONS

...

PRIVACY STATEMENT

FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Electric City Value Fund

What is the Fund’s Investment Objective?

The Fund seeks to build shareholder wealth by maximizing the Total Return of the Fund’s portfolio.  The investment objective is not a fundamental policy of the Fund and, as such, may be changed without shareholder approval.

Total Return is derived by combining the total changes in the principal value of all of the Fund’s investments with the total dividends and interest paid to the Fund.

What are the Fund’s Principal Investment Strategies?

The  Adviser believes that the Fund’s objective is best achieved by investing in companies that exhibit the potential for significant increases in total return. The Fund will generally use a “buy and hold” investment strategy.  However, the Fund may occasionally invest on a short-term basis when the Adviser believes that such an investment will benefit the Fund.   The Adviser will sell securities when a portfolio holding no longer qualifies under the criteria set forth below.

The Fund’s Adviser attempts to build shareholder wealth by:

•

investing in common stocks without restrictions regarding market capitalization;

•

normally investing at least 80% of the Fund’s total assets in common stocks or securities convertible into common stocks;

•

holding at least 80% of the total value of the common stocks owned by the Fund in a core position of no more than 40 companies.

To choose the common stocks in which the Fund will invest, the Adviser seeks to identify companies which exhibit some or all of the following criteria:

•

solid financial condition;

•

consistent earnings and/or dividend history;

•

company or industry group is temporarily out of favor;

•

undervalued or overlooked assets;

•

favorable insider ownership trends;

•

not widely owned or followed by institutional investors;

The Adviser also attempts to identify companies that have experienced or may be  likely to experience a triggering event that may cause an increase in value.  Examples of a trigger for a possible increase in value include:

•

a change in corporate structure;

•

a change in a company’s key management;

•

initiating or increasing an authorized buy-back of a company’s own stock;

•

apparent corporate efforts to take advantage of business opportunities;

•

increased following by securities analysts and institutional investors;

•

beneficiary of a long term demographic or economic trend;

•

beneficiary of change in government policy or regulations.

The Fund will normally invest its remaining assets, if any, in a variety of other securities, such as U.S. Government debt instruments, corporate debt securities, unaffiliated mutual funds, commercial paper, bankers’ acceptances and repurchase agreements.

What are the Principal Risks of Investing in the Fund?

General Risks- Almost all investments are subject to inherent risks, and the Fund is no exception.  Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments and,  therefore,  their share price, will vary from day-to-day, reflecting changes in market conditions, interest rates and numerous other factors. There is also the risk that poor security selection by the Adviser, will cause the Fund to underperform other funds having a similar objective.

Stock Market Risk- The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for a significant period of time. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.  In addition, if securities judged by the Adviser to be undervalued do not appreciate to their perceived market value, then the Fund may not benefit from those holdings.  Moreover, following a value-investing strategy may preclude the Adviser from purchasing securities that, while showing the potential for growth, are not undervalued or overlooked by investors.

Small To Mid-Cap Stock Risks- The Fund may invest in companies with relatively small market capitalizations.  These companies may be engaged in business mostly within their own geographic region, may be less well-known to the investment community and can have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  As a result, their stock prices may react more strongly to changes in the marketplace.

An investment in a Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE, FEE AND EXPENSE INFORMATION

How Has the Fund Performed in the Past?

The following bar chart and table help show the risks of investing in the Fund by showing changes in the yearly performance over the lifetime of the Fund.  They also compare the Fund’s performance to the performance of the S&P 500® Index and the Russell 3000® Index during each period.  You should be aware that the Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Electric City Value Fund

During the period shown in the bar chart, the highest return (not annualized) before taxes was 17.73% for the quarter ending June 30, 2003, and the lowest return (not annualized) before taxes was -19.32% for the quarter ending September 30, 2002.  The total return (not annualized) for the Fund’s most recent fiscal quarter ending November 30, 2007 is 1.11%.

Average Annual Total Returns (For periods ended December 31, 2006***)

Electric City Value Fund	One Year	Five Year	Inception*
Returns Before Taxes	10.54%	6.54%	7.88%
Returns After Taxes on Distributions	10.36%	6.49%	7.81%
Returns After Taxes on Distributions and Sale of Fund Shares	6.74%	5.64%	6.86%
S&P 500** (reflects no deductions for fees, expenses, or taxes.)	15.79%	6.68%	2.29%
Russell 3000** (reflects no deductions for fees, expenses, or taxes.)	15.72%	6.93%	2.18%

*       The Fund commenced operations on December 30, 1999.

**    The S&P 500 and Russell 3000 are unmanaged indices of common stock prices and are a widely recognized indicator s of general market performance.  The figures do not reflect dividend reinvestment and, as unmanaged indices, do not reflect transaction costs, fees, expenses or taxes. The Fund’s investments vary from those in the indices.

***       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance does not necessarily indicate how the Fund will perform in the future.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.   The Fund pays a variety of its expenses directly for management of it assets, administration and other services.  Those expenses are subtracted from the Fund’s assets to calculate the Fund’s net asset values per share.  All shareholders, therefore, pay those expenses indirectly.  The numbers below are based on the Fund’s expenses during its fiscal year ended August 31, 2007.

Shareholder Fees:		Annual Fund Operating Expenses :
(fees paid directly from your investment)		(expenses that are deducted from Fund assets)

Maximum Sales Charge (Load)		Management Fees[1]	1.95%
Imposed on Purchases	NONE
		Distribution (12b-1) Fees[2]	0.00%
Maximum Deferred Sales
Charge (Load)	NONE	Other Expenses[3]	0.00%

Maximum Sales Charge (Load)		Total Annual
Imposed on Reinvested Dividends		Fund Operating Expenses	1.95%
And other Distributions	NONE

Redemption Fees	NONE[4]

1.

Management fees include a fee of 0.95% for investment advisory services and 1.00% for administrative and other services.  Both fees are paid to the Fund’s Adviser pursuant to separate agreements for each service.

2.

The Fund has adopted a Distribution and Service Fee (12b-1) Plan which permits the Fund to incur amounts up to  0.25% of average daily net assets of the Fund for its costs in distributing shares of the Fund and/or servicing shareholder accounts. The Board of Directors has not authorized the Fund to incur any expenses under the Plan at this time.   If the Board decides at some future point to impose fees under the Plan, you will be informed at least thirty days prior to its implementation.

3.

The Fund’s Adviser is responsible for paying the Fund’s expenses except taxes, interest, litigation, brokerage and other extraordinary expenses.  The Fund did not incur any of these “Other Expenses” during its most recent fiscal year.

4.

The Fund will charge a fee (currently $20) on amounts redeemed and sent to you by wire transfer.

An Example of Expenses Over Time

The following example is intended to help you compare the cost of investing in the Fund versus the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 198	$ 612	$ 1052	$ 2,275

MANAGEMENT

The Fund’s Adviser

Electric City Funds, Inc. (“Company”) has entered into an Investment Advisory Agreement with Mohawk Asset Management, Inc. (“Adviser”), a registered investment adviser with offices at 1292 Gower Road, Scotia, New York 12302. The Adviser has been investment adviser to the Fund since its inception and its principal business and occupation is the provision of financial management services.

Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions, determines what investments should be purchased, sold and held, and makes decisions on behalf of the Company in the investments of the Fund.  For its investment advisory services to the Fund, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.95% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  A discussion of the factors considered by the Board of Directors in connection with its approval of the investment advisory agreement between the Company and the Adviser during the fiscal year ended August 31, 2007, may be found in the.2007 Annual Report to Shareholders. A discussion of the factors considered by in connection with its most recent approval of the Investment Advisory Agreement, which occurred on November 19, 2007, will be included in the Semi-Annual Report to Shareholders for the period ending February 29, 2008.

The Adviser also manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement. For its administrative services to the Fund, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 1.00% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other  industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund’s statement of additional information (“SAI”).

The Fund’s Portfolio Manager

James W. Denney,  President of the Adviser,  has acted as the portfolio manager for the Fund since its inception in December 1999.  Mr. Denney serves as President and as a Director of the Company.  He has over 15 years of investment management experience.  He is a Registered Financial Consultant and has completed the CFP Professional Education Program through the College for Financial Planning.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and his ownership of securities in the Electric City Value Fund.

HOW TO BUY AND SELL  SHARES

Investing in the Fund

Determination of Share Price

Shares of the Fund are sold at the public offering price which is the net asset value per share.   The net asset value (NAV) per share is calculated by adding the value of the Fund’s investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. The Fund's per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business at the close of regular trading hours on the NYSE.   The NYSE  normally closes at 4:00 p.m. Eastern time, but may close earlier on some days.

Securities for which quotations are not readily available and any other illiquid assets are valued at fair market value as determined in good faith by the Adviser, pursuant to the “Good Faith Pricing Guidelines” adopted by the Company, which are subject to oversight by and reviewed  annually by the Board of Directors. Securities for which market quotations are not "readily available" may include (i) restricted or illiquid securities, (ii) securities as to which significant events have occurred between the time of the market quotation and the valuation of the Fund’s net asset value which may materially impact the Fund’s net asset valuation, (iii) securities as to which trading has been halted or suspended or the security has not traded since the prior day, or there is a thin market in the security, or (iv) securities as to which the primary trading market has been closed at a time when under normal conditions it would be open. The use of such "fair value" procedures may result in the Fund's net asset value on a given day being higher or lower than the net asset value which would have resulted if such procedures were not used.

Opening and Adding To Your Account

You can invest in the Fund by mail, wire transfer and through participating financial service professionals.  After you have established your account, you may also make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan that is described in the Fund’s SAI. Any questions you may have can be answered by calling the Fund, toll free, at 1-800-453-6556.

Minimum Investment Amounts

A minimum initial investment amount of $500 is required to open an account, with a subsequent investment minimum of $50.  Fund management may waive the minimum investment amounts in its sole discretion.

Purchasing Shares By Mail

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to the Fund, and mail the application and check to:

Electric City Funds, Inc.

c/o Mutual Shareholder Services, LLC

8000 Town Centre Dr, Ste 400

Broadview Heights, OH 44147

Your purchase order, if accompanied by payment, will be processed upon receipt by Mutual Shareholder Services, the Fund’s Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s net asset value calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.  Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent.  You will receive a written confirmation of your purchase. Certificates representing shares are not issued.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.

Call 1-800-453-6556 to inform us that a wire is being sent.

2.

Obtain an account number from the Transfer Agent.

3.

Fill out, fax (440-922-0110), then mail the Account Application to the Transfer Agent

4.

Ask your bank to wire funds to the account of:

U.S. Bank, NA, ABA #: 042000013

Credit: Electric City Funds, Inc., Acct. # 821637758

Further credit: Electric City Value Fund

Include your name(s), address and taxpayer identification number or Social Security number on the wire.  The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If your initial purchase of Fund shares is by wire, you must complete and file an Account Application with the Transfer Agent before any of the shares purchased can be redeemed.  Either complete and mail the Account Application included with this prospectus, or call the Transfer Agent and request that the Transfer Agent send you an application.  You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Purchases through Financial Service Organizations

You may purchase shares of a Fund through participating brokers, dealers, and other financial professionals who may charge a separate fee that would be in addition to those imposed by the Fund.  Orders received by securities brokers by 4:00 p.m. Eastern time on any business day and that are in proper form will be processed at the net asset value calculated on that same day.  Please refer to appropriate program materials for any additional special provisions or conditions that may be different from those described in this Prospectus.  Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases

To purchase shares by telephone you must establish your account authorizing such purchases prior to your call.  Initial purchases of shares may not be made by telephone.  Shares purchased by telephone will be purchased at the net asset value determined at the close of business on the day that the Transfer Agent receives payment through the ACH.  Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses.

Additional Purchase Information

The Company reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. Payment for Fund shares must be in U.S. dollars, and in order to avoid fees and delays should be drawn on a U.S. bank, savings & loan or credit union.  The Fund’s custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund or Transfer Agent, for any payment check returned to the custodian for insufficient funds.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.  Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Sell (Redeem) Your Shares

You may sell (redeem) your shares at any time.  You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Redemption requests should be mailed via U.S. mail or overnight courier service to:

Electric City Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Dr, Ste 400

Broadview Heights, OH 44147

The redemption price will be the Fund's per share NAV next calculated after receipt of all required documents in “Good Order”.

 “Good Order” means that the request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The  signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the redemption date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations, for all transactions:

•

if you change the ownership on your account;

•

when you want the redemption proceeds sent to a different address than is registered on the account;

•

if the proceeds are to be made payable to someone other than the account's owner(s);

•

for any redemption transmitted by federal wire transfer to your bank; and

•

if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account.  A redemption will not be processed until the signature guarantee, if required, is received in “Good Order”.

Signature guarantees are designed to protect both you and the Fund from fraud.  You can obtain a signature guarantee from a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution.  (Notaries public cannot provide signature guarantees.)  Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

Redemptions through Financial Service Organizations

You may redeem shares of a Fund through participating brokers, dealers, and other financial services professionals who may charge a separate fee that would be in addition to those imposed by the Fund.  Orders received by securities brokers by 4:00 p.m. Eastern time on any business day and that are in proper form will be processed at the net asset value calculated on that same day.  Please refer to appropriate program materials for any additional special provisions or conditions that may be different from those described in this Prospectus.  Securities brokers and other financial organizations have the responsibility of transmitting redemption orders and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

By Telephone

You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-453-6556 if you elected to use telephone redemption on your Account Application when you initially purchased shares.  Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.  You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement.  If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail.  You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing.  In addition, interruptions in telephone service may mean that you will be unable to complete a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee for this service (currently $20).

Redemption at the Option of the Fund

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption.  You will have thirty days after notice to bring the account up to $500 before any action is taken.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  This right of redemption shall not apply if the value of your account drops below $500 as the result of market action.  The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and sales of Fund shares (popularly known as "market timing") can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a Fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into a Fund's NAV.  The Board of Directors is firmly opposed to allowing shareholders of any Fund to engage in these types of practices.

Accordingly, the Board of Directors, on behalf of the Fund, has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.  You should be aware that there is the risk that the Company's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The Company may alter its policies at any time without prior notice to shareholders.

Although shareholders who engage in market timing activities can harm the Fund, the Board has noted an important distinction between market timers, who the Board seeks to discourage from using the Fund, and other shareholders. Shareholders who purchase Fund shares and then, for whatever reason, must redeem them are not market timers.  Market timers are shareholders who repeatedly purchase and redeem shares in one or more Funds in an attempt to gain short term advantages from their trading activity.  These types of shareholders are disruptive to the Fund, and it is these types of shareholders that the Company seeks to discourage from purchasing Fund shares.

As stated in the section of the Prospectus above discussing purchases and sales of shares, the Company, on behalf of any Fund, reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time.  In addition, the Advisor has been  granted the authority to impose restrictions in addition to those that are otherwise stated in this prospectus on purchases or exchanges under conditions where the Advisor has identified a trading pattern by a shareholder that is particularly disruptive, excessive, or extremely short-term in duration.

The Company prohibits the Fund, the Adviser and any person associated with either, from entering into any arrangement with any person to permit frequent purchases and redemption of Fund shares.  The Company's Chief Compliance Officer is responsible for monitoring the Company's policies and procedures to discourage frequent purchases and redemptions and prepares periodic reports to the board concerning the implementation and effectiveness of those policies and procedures.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund at net asset value unless the shareholder has requested in writing to have them paid by check. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

The Fund’s net investment income is made up of dividends received from the stocks they hold, as well as interest accrued and paid on any other obligations that might be held in the portfolio. The Fund realizes capital gains when it sells a security for more than it paid for it.  The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in a Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of a Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

PRIVACY STATEMENT

Protecting your personal information is a priority for the Fund and our privacy policy has been designed to support this objective.  The Fund may collect non-public personal information from you in the following ways:

1.

From information provided on applications or other forms submitted to the Fund or to the Transfer Agent; and

2.

From information arising from your investment in the Fund.

The Fund utilizes electronic, procedural and physical controls in keeping with industry standards and procedures.  For example, the authorize access to your personal and account information on a “needs information only” basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose any non-public personal information about you, except as permitted or required by law.  For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative and other services, and the Fund may disclose information about you or information that you have provided to the Fund to the Adviser in connection with the Adviser’s responsibilities to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past five fiscal y ears. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal years ended August 31, 2006 and August 31, 2007 ,  has been audited by Sanville & Company.   The report of Sanville & Company for the fiscal year ending August 31, 2007, is included in the Fund’s 200 7 Annual Report to Shareholders, which is available upon request. The information for the fiscal years indicated prior to August 31, 2006 was audited by another independent registered public accounting firm.

Electric City Value Fund

Selected data for a share of capital stock outstanding throughout the period:

	2007	2006	2005	2004	2003
Net Asset Value -
Beginning of Period	$15.57	$15.24	$13.57	$12.08	$11.09
Income from Investment Operations:
Net Investment Income (Loss)*	0.01	0.02	(0.03)	(0.01)	(0.04)
Net Gains or Losses on Securities
(realized and unrealized)	2.26	0.31	1.77	1.50	1.03
Total from Investment Operations	2.27	0.33	1.74	1.49	0.99
Distributions
(from return of capital)		0.00	(0.01)	0.00	0.00
(from net investment income)	(0.08)	0.00	0.00	0.00	0.00
(from capital gains)	(0.32)	0.00	(0.06)	0.00	0.00
Total from Distributions	(0.40)	0.00	(0.07)	0.00	0.00
Net Asset Value -
End of Period	$17.44	$15.57	$15.24	$13.57	$12.08

Total Return (a)	14.53%	2.17%	12.80%	12.33%	8.93%-
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$3,867	$ 3,459	$ 3,505	$ 2,503	$ 1,994

Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.85%
Ratio of Net Investment Income to Average Net Assets	0.06%	0.16%	-0.19%	-0.05%	-0.37%
Portfolio Turnover Rate	28.42%	10.79%	23.02%	10.11%	59.45%

(a) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charge.
* Per share amounts were calculated using the average shares method.

FOR MORE INFORMATION

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) and Code of Ethics

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Fund and the Adviser.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Electric City Funds

c/o Mutual Shareholder Services, Inc.

8000 Town Centre Dr, Ste 400

Broadview Heights, OH 44147

1-800-453-6556

The Fund’s reports, SAI and Code of Ethics are available at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund is also available on the EDGAR database at the SEC’s web site at www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. The Fund does not have a website and, accordingly, does not make its SAI, its annual report or its semi-annual report available to shareholders free-of charge at a specified Internet address .

The Fund’s Investment Company Act File No. is:

811-9523

Electric City Value Fund Symbol: ECVFX

1292 Gower Road

Scotia, New York 12302

Phone (518) 370-0289

Toll Free (800) 453-6556

STATEMENT OF ADDITIONAL INFORMATION

Dated December 21 , 2007

ELECTRIC CITY FUNDS, INC.

(the “Company”)

1292 Gower Road

Scotia, New York 12302

1-800-453-6556

Electric City Value Fund

A Series of the Company

(the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus.  This document contains additional information about the Fund and supplements information contained in the Fund’s Prospectus dated December 21 , 2007.  It should be read in conjunction with the Fund’s Prospectus. The Financial Statements and notes thereto included Fund’s Annual Report to Shareholders are incorporated by reference in this SAI. You may obtain a copy of the Prospectus and the Fund’s Annual Report to Shareholders, free of charge, by writing to Electric City Funds, Inc. c/o Mutual Shareholder Services, 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147 or by calling 1-800-453-6556.

GENERAL INFORMATION

TABLE OF CONTENTS

Management of the Fund

Investment Policies and Restrictions

Investment Adviser

Portfolio Manager

Disclosure of Portfolio Holdings

Directors and Officers

Performance Information

Purchasing and Redeeming Shares

Tax Information

Portfolio Transactions

Custodian

Transfer Agent

Underwriter

Independent Registered Public Accounting Firm

Distribution Plan

Financial Statements

Proxy Voting Policies and Procedures

MANAGEMENT OF THE FUND

Electric City Funds, Inc., an open-end management investment company, was incorporated in Maryland on August 6, 1999.  The affairs of the Company are managed by a Board of Directors which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund’s custodian, transfer agent, investment adviser and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable.  The day-to-day operations of the Fund are delegated to Mohawk Asset Management, Inc. (the “Adviser”).

The Company’s Articles of Incorporation permit the Board of Directors to issue 100,000,000 shares of common stock. The Board of Directors has the power to designate one or more series of shares of common stock (each a "series" or “Fund”), each of which may offer separate classes of shares, and to classify or reclassify any unissued shares with respect to such series.  Currently, the Company offers a single series, Electric City Value Fund (“Value Fund” or “Fund”).  The Fund is a diversified open-end management investment company.  Shareholders of the Fund are entitled: (i) to one vote per fractional share; (ii) to such distributions as may be declared by the Company’s Board of Directors with respect to that Fund out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets of that Fund available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable at any time upon demand and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

Privacy Policy

Protecting your personal information is a priority for the Fund and the Fund’s privacy policy has been designed to support this objective.  The Fund may collect non-public personal information from you in the following ways:

1. From information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and

2. From information arising from your investment in the Fund.

The Fund utilizes electronic, procedural and physical controls in keeping with industry standards and procedures to protect your privacy.  For example, the Fund authorizes access to your personal and account information on a “needs information only” basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose any non-public personal information about you, except as permitted or required by law.  For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative and other services, and the Fund may disclose to the Adviser information about you or information that you have provided to the Fund in connection with the Adviser’s responsibilities to the Fund.

Code of Ethics

The Board of Directors of the Company has approved a Code of Ethics  for the Fund and the Adviser (the “Code”).   The Code governs the personal trading activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund.  The Board of Directors is responsible for overseeing the implementation of the Code.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the prospectus. This section provides additional information concerning the Fund’s investments and investment restrictions.

The Fund invests primarily in a diversified portfolio of common stocks.  The Adviser attempts to reduce the Fund’s exposure to market rists by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund’s assets in any one company.  The Fund is a diversified management investment company which means that, as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities.    The Fund normally will invest at least 80% of its total assets in common stock and securities convertible into common stock.  The Fund may invest the remainder of their assets in a variety of other securities. The complete list of securities in which the Fund may ordinarily invest is listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

Foreign Securities. The Fund may invest in the common stock of foreign issuers whether traded on U.S. exchanges or foreign exchanges.  The Fund may also invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer-sponsored.  Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  The Funds will not invest in “emerging market” countries, and investing in foreign securities is not a principal strategy for the Funds.

Preferred Stock. The Fund may invest, without limitation, in preferred stock.  Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets.  Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness.  Accordingly, the Fund’s shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.  A return of capital means that assets of the Fund have been returned to the Fund as cash and must be re-invested in other securities.  There is a risk that the re-invested asset may be invested at lower rates of return than were previously invested.  However, a return of capital is not a distribution for tax purposes.  The Fund will not invest more than 10% of its assets in REITS.  Fund shareholders will indirectly be subject to management and other fees charged by the REITS in which the Fund invests due to duplicative fees charged by the REITS to their shareholders.

Options. The Fund may occasionally invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Fund may write (i.e. sell) puts and covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or nationally recognized over-the-counter market.  The Fund may also enter into such transactions on indices.   Options contracts can include long-term options with durations of up to three years.  You should be aware that the SEC views over-the-counter options and any assets used to collateralize such options as “illiquid” securities.

The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to purchase options contracts does not exceed five percent (5%) of the Fund’s total net assets.  When writing covered call options or selling puts, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions for the duration of the transaction.

The primary risks associated with the use of options are: (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of each Fund to close out the position prior to the maturity date.  Investing only in those contracts whose price fluctuations are expected to resemble those of each Fund’s underlying securities will minimize the risk of imperfect correlation.

Debt Securities. The Fund may invest in corporate or U.S. Government debt securities including zero coupon bonds.  Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer.  In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. Not all securities issued by agencies of the United States government are backed by the full faith and credit of the U.S. Government.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

Debt securities are generally subject to the following types of risks.

Credit Risk- A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt at maturity; the lower the credit rating the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Fund may invest in securities that carry a wide range of credit risk, from U.S. Government debt instruments that carry almost no credit risk to high-yield corporate securities that carry considerable credit risk.

Interest Rate Risk- All debt securities face the risk that their principal value will decline because of a change in interest rates.  Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline.  Also, longer-term securities are more sensitive to interest rates changes than short-term securities.

Unaffiliated Mutual Funds. The Fund may invest in securities issued by other registered investment companies (mutual funds). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders due to the duplicative fees charged by the investment companies to shareholders of those securities.  The Fund may invest in such instruments to the extent that such investments are consistent with the Investment Company Act of 1940, as amended (“1940 Act”)

Repurchase Agreements. The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repo or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price.  The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.  You should be aware that these types of investments are considered “loans” under the Investment Company Act of 1940, as amended.

Cash Reserves. The Fund may hold up to 10% of their net assets in cash to maintain liquidity.

Restricted and Illiquid Securities.  The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limit set forth above.

When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Fundamental Investment Policies and Restrictions.

Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities.  Under the 1940Act, a “majority” vote is defined as the vote of the holders of the lesser of:  (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding share are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

Policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such.  The Fund’s Board of Directors can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus and/or this SAI, as appropriate.  The Fund’s principal investment policies are described in the Prospectus.

The following investment restrictions are fundamental policies of the Fund.  Pursuant to these policies, the Fund will not:

1.

To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2.

Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.

Invest 25% or more of its assets (valued at time of investment) in securities of companies in any one industry;

4.

Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 20% of the value of the Fund assets at the time of borrowing;

5.

Underwrite the distribution of securities of other issuers, or acquire  "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

6.

Make margin purchases;

7.

Invest in companies for the purpose of management or the exercise of control;

8.

Lend money (but this restriction shall not prevent a Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

9.

Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

10.

Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

11.

Issue senior securities.

12.

Invest in commodities, or invest in futures or options on commodities.

The Fund may borrow up to 20% of its net assets for emergency purposes.  Borrowing money can result in an opportunity for leveraging of the Funds’ assets.  This means that the Fund could, in theory, invest in more securities than the Fund had in investable cash by using borrowed money for investing.  If the Fund employed such a strategy, the Fund would incur significantly greater risks.  The Fund will not borrow to leverage.  They will only borrow to meet extraordinary redemption requests.

Non-Fundamental Investment Restrictions.  The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

a.

Invest more than 25% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

b.

Invest more than 15% of its net assets in securities that are not readily marketable or illiquid;

c.

Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where acquisition results from a dividend or merger, consolidation or other reorganization.

d.

Purchase more than 3% of the voting securities of any one investment company;

e.

Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 20% of its total assets at cost;

f.

Invest more than 5% of the Fund's assets (valued at time of investment) in initial margin deposits for options contracts.

INVESTMENT ADVISER

Information on the Fund’s investment adviser, Mohawk Asset Management, Inc., is set forth in the prospectus.  This section contains additional information concerning the Adviser.

The Investment Advisory Agreement

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to separate investment advisory agreement with the Fund (the “Agreement”).  James W. Denney is portfolio manager for the Fund.

Under the terms of the Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund.  At all times the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

James W. Denney is President and the majority shareholder of the Adviser as well as  President and Director of the Fund.  Accordingly, he is considered an “affiliated person”, (as that term is defined in the 1940 Act of both the Fund and the Adviser. In addition, Mr. Denney controls the Adviser based on his ownership of the majority of shares of the Adviser.

For investment advisory services the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.95% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the fiscal years ending August 31,  2007, 2006, and 2005 respectively, the Fund paid $34,959, $32,609 and  $27,236, in investment advisory fees to the Adviser.  A discussion of the factors considered by the Board of Directors at its meeting held on November 19, 2007, in connection with its determination to continue the Agreement between the Fund and the Adviser will be included in the Semi-Annual Report to Shareholders.

The Operating Services Agreement

The Company has also entered into an Operating Services Agreement with the Adviser on behalf of the Fund (“Services Agreement”).  Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to the following services:

1.  accounting

6.  custodial

2.  administrative

7.  fund share distribution

3.  legal (except litigation)

8.  shareholder reporting

4.  dividend disbursing and transfer agent

9.  sub-accounting, and

5.  registrar

10. record keeping

Under the Services Agreement, the Adviser may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Fund.  The Adviser is responsible for compensating such parties.

For its administrative and other services the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 1.00% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the fiscal years ending August 31, 2007, 2006, and 2005, respectively, the Fund paid $36,800, $34,325, and $26,354, in servicing fees to the Adviser. From December 31, 2002 through January 5, 2005, the administrative fee rate was 0.75%, and effective January 6, 2005 the rate was increased to 1.00%.

PORTFOLIO MANAGER

As described in the Prospectus, the Fund’s investments are managed by James W. Denney, President and majority shareholder of the Adviser and President and a director of the Fund.  Mr. Denney is the person responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed By Portfolio Manager

The portfolio manager is also responsible for the day-to-day management of other accounts on behalf of the Adviser. The, following table provides information as of August 31, 2007, regarding other portfolios managed by the Portfolio Manager. None of these accounts has an advisory fee based on the performance of the account.

Portfolio Manager James W. Denney	Registered Investment Companies	Other Pooled Investment Accounts	Other Accounts
	0	0	64
Number of Other Accounts Managed
Total Assets in Other Accounts Managed	0	0	$10,700,000

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection and Fund investments. The portfolio manager may be privy to the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that portfolio manager could use this information to the advantage of other accounts that he manages and to the possible detriment of the Fund. It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Electric City Funds has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. Additionally, the portfolio manager may invest in the Fund and a conflict may arise where he may have an incentive to treat the Fund preferentially as compared to other accounts.

Compensation

Compensation of the Fund’s portfolio manager includes a base salary, cash bonus, and employee benefits. Compensation is structured to emphasize the success of the Adviser. Portfolio manager compensation is not directly linked to the distribution of Fund shares or to the performance of any account or the Fund. The portfolio manager also participates in equity ownership of the Adviser. Each element of compensation is detailed below:

Salary - The portfolio manager is paid a salary which is intended to be aligned with the experience and responsibilities, as well as the financial performance of the Adviser.

Bonus - Bonus payments are based on a number of factors including the profitability of the Adviser and the portfolio manager’s long-term contributions to success of the Adviser. The Adviser’s bonuses are typically based on its overall business and financial performance. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership - The portfolio manager is the majority shareholder of the Adviser, which is a privately held S-corporation. A shareholder’s equity interest in the Adviser provides pass-through income of the Adviser’s profits and may provide annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of the Adviser’s working capital requirements and on estimated tax liabilities associated with the pass-through of the Adviser’s income. Shareholders of the Adviser also receive a benefit from the appreciation of the value of their shares, which is realized when shares are sold by the shareholder.

Employee Benefit Program - The portfolio manager may participate in benefit plans and programs available generally to all employees.

The above information regarding compensation of portfolio manager is current as of August 31, 2007.

Ownership of Securities

The following table indicates the dollar range of securities beneficially owned by the Fund’s portfolio manager as of August 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in Electric City Value Fund
James W. Denney	$1,000 - $10,000

DISCLOSURE OF PORTFOLIO HOLDINGS

The following discussion sets forth the Company's policies and procedures with respect to the disclosure of Fund portfolio holdings.

Fund Service Providers - Fund Accounting Agent, Independent Auditor, and Custodian - The Company has entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund’s portfolio on a real time basis.  For example, the Company’s fund accounting agent is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of each Fund.  The Company also undergoes an annual audit which requires the Company’s independent auditor to review each Fund’s portfolio.  In addition to the fund accounting agent, the Company’s custodian also maintains an up-to-date list of each Fund’s holdings.  Each of these parties is contractually and/or ethically prohibited from sharing any Fund’s portfolio with any third party unless specifically authorized by the Company’s President, Secretary or Treasurer.

The Board of Directors monitors the services provided by each of the listed service providers to ensure each is complying the contractual terms or expectation of the arrangement.  If the Board of Directors is unsatisfied with any of these service providers the Board may terminate them accordingly.

Rating and Ranking Organizations - The Company may from time to time provide its entire portfolio holdings of each Fund to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor’s Ratings Group, Bloomberg L.P., and Thomson Financial Research.

The Company’s management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  You should be aware that the Company does not pay them or receive any compensation from them for providing this information.

Disclosure to Other Parties - the Company is required under law to file a listing of the portfolio holdings of each Fund with the Securities and Exchange Commission on a quarterly basis.  The Company prohibits the disclosure of portfolio information to any third party other than those described above until and unless such information has been filed with the Commission.  The Company further prohibits any person affiliated with the Company from entering into any ongoing arrangement with any person other than described above to receive portfolio holdings information relating to a Fund.

Review - The Board of Directors reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company’s affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the by-laws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below.  The officers of the Company are elected by the Board of the Company at an annual or other meeting of the Board to serve until their successors are elected and qualified. The business address of each director is:

Electric City Funds

1292 Gower Road

Scotia, New York 12302

The Board has an Audit Committee consisting of Mr. DiCesare and Mr. Sorenson.  The audit committee meets at least annually with the independent accountants and executive officers of the Fund.  The audit committee reviews, among other matters, the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.  The Board of Directors has adopted a written charter for the Audit Committee.  During the fiscal year ended August 31, 2007, the Audit Committee met once.

The Board of Directors generally meets four times per year.  Each of the directors attended at least 75% of the meetings.  The audit committee met once during the last fiscal year.

Name,Address,Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director[2]
James W. Denney Age: 42	Interested Director[3], President, Chairman	Indefinite, Since December, 1999	President of Mohawk Asset Management, Inc., a registered investment adviser. Chairman, President and Portfolio of the Company since its inception in December, 1999.	1	Bertolet Capital Trust
Patrick M. DiCesare Age: 63	Indepen- dent Director	Indefinite, Since January, 2004.	Independent Consultant since January, 2004. Formerly Principal, DiCesare, Spataro & Associates, Burnt Hills, NY, a property and casualty insurance agency.	1	None
Edward A. Sorenson Age: 55	Indepen-dent Director	Indefinite, Since September, 2004.	Currently Executive Vice President, Program Risk Management, Inc and PRM Claim Services, Inc, since 2001.	1	None

1 Each director may be contacted by writing to the director, c/o Electric City Funds, 1292 Gower Road, Scotia, NY 12302.

2 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

3 Mr. Denney is an officer of Mohawk Asset Management, Inc. and is considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Director Compensation

Mr. Denney does not receive any compensation from the Fund for serving as a director or officer.  The Independent Directors receive a fee from the Investment Adviser of $150 per meeting attended. The Independent Directors received the following fees for their services as Fund directors during the fiscal.year ended August 31, 2007.  The Fund does not offer pension or retirement plans.

Name of Person/Position	Total From Fund Complex Paid to Directors(1)
Patrick M. DiCesare	$700
Edward A. Sorenson	$700

(1) The Adviser pays all Directors fees pursuant to the Operating Services Agreement.

Shareholdings

As of December 31, 2006, the Directors had the following shareholdings in the Fund.

Name of Director or Nominee	Dollar Range of Equity Securities in Value Fund
James W. Denney	$1,000 - $10,000
Patrick M. DiCesare	Over $100,000
Edward A. Sorenson	$1,000 - $10,000

Control Persons and Principal Holders

As of November 30, 2007, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the outstanding shares of the fund are listed in the table below.

Electric City Value Fund	Shareholder’s Name and Address	Percentage Ownership in the Fund
	Jean Hager, Paramus, NJ	5.39%
	Ameritrade, Inc., Omaha, NE 68103-2226 (1)	82.70%

(1) Ameritrade, Inc. is a broker-dealer that holds shares of the Fund for the sole benefit of customers.

  A shareholder who owns more than 25% of the outstanding voting securities of a fund may be considered to be a control person, as that term is defined in the Investment Company Act of 1940.  Control persons may have greater voting power than other shareholders in connection with matters that affect the fund which are proposed to shareholders in proxy statements.

Management Ownership

As of November 30, 2007, the officers and directors of the Fund owned, as a group, 3.30 % of the Fund’s outstanding shares.

PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Total Return (Before Taxes)

The total return (before taxes) of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assumes all distributions by the Fund are reinvested in the Fund.

Average Annual Total Return is computed as follows:  P(1+T)[n]   = ERV

Where:

P = a hypothetical initial investment of $1000

T = average annual total return

               n = number of years

               ERV = ending redeemable value of shares at the end of the period

Total Return After Taxes on Distributions

The total return after taxes on distributions refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the date on which that Fund commenced operations through the specified date, and specified time periods of 1, 5 and 10 year intervals), assuming no liquidation of the investment at the end of each period.

The calculation assumes that all distributions by the Fund are reinvested in the Fund, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent re-characterizations of distributions).  The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital).  Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.).  Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Average Annual Total Return (After Taxes on Distributions)  is computed as follows:  P(1+T)[n]   = ATVD

Where:

P = a hypothetical initial investment of $1000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year period at the end of the 1-, 5- or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Total Return After Taxes on Distributions and Redemptions

The total return after taxes on distributions and redemptions refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the date on which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period.

The calculation assumes that all distributions by the Fund are reinvested in the Fund, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions).  The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital).  Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.).  Taxes due on redemptions by shareholders are calculated by subtracting  the capital gains taxes  resulting from the  redemption and adding the tax benefit from capital losses resulting from the redemption.  Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Yield

The Fund may advertise performance in terms of a 30-day yield quotation.  The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Each Fund’s yields will vary from time to time depending upon market conditions, the composition of the Fund’s portfolio and each Fund’s operating expenses.  These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yields to other investment companies' and other investment vehicles' yields.  Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, and yields will vary. An investor must consider yield in conjunction with share price to fully understand a fund’s Total Return.

The yield of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period.  For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield =2[(A - B/CD + 1)6-1]

Where:  A equals dividends and interest earned during the period;  B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receivedividends; D equals the maximum offering price per share on the last day of the period.

Performance Comparisons

In reports or other communications furnished to current or prospective shareholders, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may also compare their performance to one or more appropriate indices.  The Fund may from time to time also include total return and yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc., or that of any other service as having similar investment objectives as the Fund.

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses.  Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

PURCHASING AND REDEEMING SHARES

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open.  The Fund’s share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time.  The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of their total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and their total assets include the market value of the portfolio securities as well as income accrued but not yet received.

Securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan.  The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund.  You can take advantage of the plan by filling out the Automatic Investment Plan application included with the prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the plan.  The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if they do so.  For more information, call the Transfer Agent at 1-800-453-6556.

Redemptions

Redemptions from the Fund are made at NAV.  You may redeem your shares on any day that a Fund is open for business.  Your redemption price will be the next NAV calculated after your redemption request has been received.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company under SubChapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.  If a Fund does not qualify as a regulated investment company, it will be subject to normal corporate tax rules.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by each Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends

A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends.  Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from such Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deductions.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution

Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Board of Directors. When the Adviser places orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers.  The Adviser intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below.  In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. These commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the adviser's clients.  Consistent with this practice, the Adviser may receive research, statistical and quotation services from broker-dealers with which the Fund’s portfolio transactions are placed (including certain transactions in over-the-counter markets).  These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.  Some of these services may be of value to the Adviser in advising various clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.  The management fees that the Fund pays to the Adviser are not reduced because they receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") and the Investment Advisory Agreements, the Adviser may cause the Fund to pay a broker-dealer that provides "brokerage and research services," as defined in the Exchange Act, to the Adviser an amount of disclosed compensation for effecting a securities transaction for the Fund in excess of the compensation that another broker-dealer would have charged for effecting that transaction. The authority of the Adviser to cause the Fund to pay greater commissions is subject to such policies as the Directors may adopt from time to time.

The Fund paid brokerage commissions in the following amounts during fiscal 2007, fiscal 2006 and fiscal 2005, respectively:  $4,354.83; $4,643.70, and $2,657.00.

CUSTODIAN

U.S. Bank, 452 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147  (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser.  Under the agreements, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the adviser pays MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

UNDERWRITER

The Company distributes its own shares without the use of a third party distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the Fund’s fiscal year ended August 31, 2007, the Audit Committee of the Company’s Board of Directors has selected the firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001 to act as the Company’s principal independent registered public accounting firm. Sanville & Company performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested. The auditors have no part in the management or investment decisions of the Fund.

DISTRIBUTION PLAN

As noted in the Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which permits the Fund may pay a fee up to a maximum of 0.25% per annum of the Fund’s average daily net assets to the Adviser and others for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund’s shares. The Board of Directors has not authorized the Fund to incur any expenses under the Plan at this time.  If the Board decides at some future time to impose fees under the Plan, shareholders of the Fund will be notified at least thirty days prior to  implementation of the fees.

The Plan has been approved by the Fund’s Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that, during the period in which the Plans are in effect, the selection and nomination of non-interested Directors be done only by the non-interested Directors and any counsel to the independent directors be independent counsel, as defined under SEC rules. The Plans and any related agreements may be terminated at any time, without any penalty:

(1)

by vote of a majority of the non-interested Directors on not more than 60 days' written notice,

(2)

by the Adviser on not more than 60 days' written notice,

(3)

by vote of a majority of the Fund’s outstanding shares, on 60 days' written notice, and

(4)

automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

FINANCIAL STATEMENTS

The financial statements of the Fund are incorporated herein by reference to the Fund’s audited annual report, dated August 31, 200 7. You may receive a copy of the Fund’s annual report or semi-annual report, free of charge, by writing to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147, or by calling the Fund, toll free, at 1-800-453-6556.  A copy of your requested documents will be sent to you within three days of your request.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has approved proxy voting procedures for the Company (see Appendix 1 below). These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The procedures are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.  A copy will also be sent to you, free of charge, at your request by writing to Electric City Funds, Inc. c/o Mutual Shareholder Services, 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147  or by calling, toll free,1-800-453-6556.  Your requested document(s) will be sent to you within three days of your request. Information regarding how the Fund voted proxies during the most recently available period is available without charge upon request.  Information is available by calling 800-453-6556, by transfer agent’s website (www.mutualss.com) or by SEC’s website (www.sec.gov).

APPENDIX 1

PROXY VOTING POLICY & PROCEDURES

PROXY VOTING POLICY

of

MOHAWK ASSET MANAGEMENT, INC.

1.

General Policies

When required to vote policies under the terms of the Investment Advisory Agreement between Mohawk Asset Management, Inc. (“Mohawk” or “Adviser”) and the Client, Mohawk will review and vote all proxy solicitations on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Client’s stated investment objectives.  Mohawk will give great weight to the views of the issuer, and in most cases will vote in favor of the issuer’s Board of Directors recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with their recommendations would likely not be in the best interests of the Client or if the Adviser has a material conflict of interest.  In such cases, Mohawk will engage in an independent analysis of the impact that the proposed action will have on the Client and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Client.

2.

Routine Matters

Routine matters (non-contested Director elections, Auditor approval, etc.) typically will be voted as proposed by the issuer’s Board of Directors.

3.

Non-Routine Matters

Non-routine matters (contested Director elections, shareholder proposals, etc.) will be considered on an issue by issue basis and voted in the best interests of the Client.

4.

Corporate Governance Matters

The Adviser will typically vote against proposals resulting in excessive compensation of management or directors, unreasonable corporate defenses or proposals that serve to entrench management

5.

Capital Structure

Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve, or potentially might result in, the issuance of additional stock.  As such, the Adviser will vote in favor of proposals that may result in the increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  The Adviser will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

6.

Corporate Restructuring

These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining how to vote on these types of proposals, the Adviser will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

7.

Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Adviser will typically vote as recommended by the issuer’s Board of Directors, unless such a vote is contrary to the specific written instructions of a Client regarding any social or environmental issues.

PROXY VOTING PROCEDURES

of

MOHAWK ASSET MANAGEMENT, INC.

1.

The Proxy Voting Officers

The current persons responsible for voting proxies (the “Proxy Voting Officers”) are listed in Exhibit A.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  In the case of registered management investment company clients, if a Proxy Voting Officer serves as the portfolio manager for the fund that owns the security, that person will be primarily responsible for voting proxies, and other Proxy Voting Officers will only act in the absence of that person.

The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Client to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall prepare a memorandum stating the facts and reasons for the Proxy Voting Officer’s decision.  The Proxy Voting Officer shall proceed to vote the proxy. Any proxies voted in a manner contrary to this policy on behalf of registered management investment companies shall be disclosed to the company’s Board, with the supporting memorandum, at the next regularly scheduled Board meeting.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Client to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall prepare and maintain a memorandum summarizing the reasons for the Proxy Voting Officer’s decision.

2.

Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Client all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Client and the Adviser or an Affiliated Entity. Conflict of interest transactions include, but are not limited to, situations where:

•

The Adviser or Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);

•

the Adviser or Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•

the Adviser or Affiliated Entity has a personal or business relationship with a candidate for directorship; or

•

the Adviser or Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Client shall include the name of the Adviser or Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Client, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Client to make an informed decision on the matter.  The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Client.

3.

Responding to Requests for Proxy Voting Disclosure

The Adviser will respond to all Client requests within three business days.

4.           Record Keeping

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Adviser or registered management investment company clients pursuant to applicable rules and regulations.

These Proxy Voting Policies and Procedures were adopted on August 1, 2003.

Witness my Signature:

/s/James W. Denney

James W. Denney

President

Exhibit A

Proxy Voting Officers

Name

Date Appointed

Date Terminated

James W. Denney

August 1, 2003

Bill R. Werner

August 1, 2003

ELECTRIC CITY FUNDS, INC.

PART   C

------

OTHER INFORMATION

Item 2 3 ..  Exhibits

1.

The following exhibits are filed herewith:

(j)

Consent of Sanville & Company dated December 19, 2007.

2.

The following exhibits are incorporated herein by reference or, as indicated, are not applicable:

(a) Articles of Incorporation

(a)(1) Articles of Incorporation - previously included as Exhibit 23A to Pre-effective Amendment # 1 to Registration Statement, filed on November 24, 1999 and incorporated herein by reference.

(a)(2) Articles of Incorporation - Articles of Amendment and Restatement, previously included as Exhibit 23A(2) to Post-effective Amendment #4 to Registration Statement, filed on December 31, 2002 and incorporated herein by reference.

(b) By-Laws - previously included as Exhibit 23B to Pre-effective Amendment # 1 to Registration Statement, filed on November 24, 1999 and incorporated herein by reference.

(c)   Instruments defining rights of Shareholder s - None, See Articles of Incorporation.

(d) Investment Advisory Contracts - previously included as Exhibit 23D in Original Registration Statement filed on October 6, 1999 and incorporated herein by reference.

(e)   Underwriting Contracts – Not Applicable

(f)   Bonus or Profit Sharing Contracts – Not Applicable

(g)   Custodian Agreements - previously included as Exhibit 23G to Pre-effective Amendment # 2 to Registration Statement, filed on December 29, 1999 and incorporated herein by reference.

(h)     Other Material Contracts

(h)(1) Operating Services Agreement--- previously included as Exhibit 23H(1) in Original Registration Statement filed on October 6, 1999, and incorporated herein by reference.

(h)(2) Transfer Agency Agreement--- previously included as Exhibit 23H(2) to Pre-effective Amendment # 1 to Registration Statement, filed on November 24, 1999, and incorporated herein by reference.

(h)(3) Operating Services Agreement--- previously included as Exhibit 99H to Post-effective Amendment # 6 to Registration Statement, filed on January 6, 2005, and incorporated herein by reference.

(i)   Legal Opinion - Opinion of David Jones & Assoc., P.C., with respect to legality of shares, previously included as Exhibit 23I to Post-effective Amendment #5 to Registration Statement, filed on January 6, 2004, and incorporated herein by reference.

(k)

Omitted Financial S tatements – Not Applicable

(l) Initial Capital Agreements--- previously included as Exhibit 23M to Pre-   effective Amendment # 2 to Registration Statement, filed on December 29, 1999 and incorporated herein by reference.

(m)   Rule 12b-1 Plan - previously included as Exhibit 23N to Pre-effective Amendment # 1 to Registration Statement, filed on November 24, 1999, and incorporated herein by reference.

(n)   Rule 18f-3 Plan - Not Applicable

(p)   Codes of Ethics

(p)(1) Code of Ethics--- previously included as Exhibit 23P to Post-effective Amendment # 1 to Registration Statement, filed on April 18, 2001, and incorporated herein by reference.

(p)(2) Code of Ethics--- previously included as Exhibit 99P to Post-effective Amendment # 6 to Registration Statement, filed on January 6, 2005, and incorporated herein by reference.

Item 2 4 ..  Persons Controlled by or Under Common Control With Registrant

Not Applicable

Item 2 5 ..  Indemnification

The Articles of Incorporation and By-laws (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of Shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation.   The Articles further provide that no amendment of the Articles shall repeal or eliminate this right with respect to acts or omissions occurring prior to such amendment or repeal.

Under Maryland law, the Corporation’s directors and officers may not be protected against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

Further, under Maryland law, no indemnification of a director or officer may be made unless:  (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

Under Maryland law, the Corporation may not indemnify any director if it is proved that:  (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.  No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

Under Maryland law, the Corporation may pay any reasonable expenses incurred by any director or officer in defending a Proceeding in advance of the final disposition in accordance with certain conditions.  Specifically, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking;  (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:  (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

Item 2 6 ..  Business and Other Connections of Investment Adviser

James W. Denney, President

Mohawk Asset Management, Inc.

Scotia, NY

Bill Werner, Employee

Dillinger Stair Building Company

Fairview, NJ

Andrew Mitchell, Employee

Oracle Corporation

Redwood Shores, CA

Item 2 7 ..  Principal Underwriters

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

Item 2 8 ..  Location of Accounts and Records

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing), custody and underwriting records, are maintained by the Fund at 1292 Gower Road, Scotia, NY 12302; the Fund’s accounting and transfer agency records are maintained at Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147; the Fund’s custody records are maintained at U.S. Bank, 452 Walnut Street, Cincinnati, Ohio 45202.

Item 2 9 ..  Management Services

There are no management service contracts not described in Part A or Part B of Form N-1A.

Item 30 ..  Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Electric City Funds, a corporation organized under the laws of the State of Maryland, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended,  and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Scotia, and State of New York on this 21st   day of  December, 2007.

Electric City Funds

By:  /S/ James W. Denney

 James W. Denney

Its:  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/ James W. Denney

      James W. Denney

President, Secretary

 December  21, 2007

Treasurer & Director

/S/Patrick M. DiCesare

Patrick M. DiCesare

Director

  December  21, 2007

/S/Edward A. Sorenson

    Edward A. Sorenson

Director

 December  20, 2007

ELECTRIC CITY FUNDS, INC.

AMENDMENT NO. 10 - 12

EXHIBIT INDEX

1.J.

Consent of Independent Registered Public Accounting Firm